SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported, June 1, 2011)

EXOUSIA ADVANCED MATERIALS, INC.
(Exact name of registrant as specified in its charter)

Texas	333-87696	90-0347581
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 Fifth Avenue, Suite 5720
New York, NY 10118-5720
(Address of principal executive offices)

(Telephone number, including area code of agent for service)  (917) 520-8138

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Material Consulting Agreement.

On May 31, 2011, Exousia entered into a Consulting Agreement with The Musser Group to provide advisory services. Under the agreement, Profit Sharing of three point three percent (3.3%) shall be paid for these services.

Exhibits.

Exhibit No.	Description

99.1	Press Release announcing the signing of the agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOUSIA ADVANCED MATERIALS, INC.
/s/ Robert Roddie
Date: June 1, 2011	Robert Roddie
Chief Financial Officer/Chief Operating Officer

INDEX TO EXHIBITS

99.1	Press Release announcing the signing of the agreement